Business and segmental reporting	12 Months Ended
Dec. 31, 2013
Business and segmental reporting [Abstract]
Business and segmental reporting
3.     Business and segmental reporting

Ardmore is primarily engaged in the ocean transportation of petroleum and chemical products in international trade through the ownership and operation of a fleet of tankers. Tankers are not bound to specific ports or schedules and therefore can respond to market opportunities by moving between trades and geographical areas. Ardmore charters its vessels to commercial shippers through a combination of time-charter and pool arrangements. The chief operating decision maker (“CODM”) does not use discrete financial information to evaluate the operating results for each such type of charter. Although revenue can be identified for these types of charters, management cannot and does not identify expenses, profitability or other financial information for these charters. As a result, management, including the chief operating decision maker, reviews operating results solely by revenue per day and operating results of the fleet. Furthermore, when Ardmore charters a vessel to a charterer, the charterer is free to trade the vessel worldwide and, as a result, the disclosure of geographic information is impracticable. In this respect, Ardmore has determined that it operates under one reportable segment, relating to its operations of its vessels.

The following table presents consolidated revenues for customers that accounted for more than 10% of Ardmore’s consolidated revenues during the periods presented:

	For the year ended
	Dec 31,2013	Dec 31,2012	Dec 31,2011
Navig8 Group	<10%	16,336,503	17,183,539
Dampskibsselskabet Norden A/S	5,145,075	5,022,559	5,191,875
Cargill International SA,Geneva	8,119,657	<10%	<10%
Itochu Enex Co., Ltd	4,860,957	<10%	<10%
Koch Shipping, Inc.	4,360,159	<10%	<10%
Womar Logistic Pte., Ltd	10,299,096	<10%	<10%